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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


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                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


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Date of Report (Date of earliest event reported):  November 17, 2006

             CORPORATE PROPERTY ASSOCIATES 16 - GLOBAL INCORPORATED (Exact name of registrant as specified in its charter)




        Maryland                     001-32162                80-0067704
(State or other jurisdiction        (Commission              (IRS Employer
   of incorporation)                File Number)         Identification Number)




                    50 Rockefeller Plaza                        10020
                       New York, NY                           (Zip Code)
         (Address of principal executive offices)




                                 (212) 492-1100
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
     Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01 Regulation FD Disclosure.

  On November 16, 2006, the registrant issued an e-mail communication providing updated fundraising figures and information on processing of orders ("CPA(R):16 - Global Fundraising Update"). A copy of this communication is furnished herewith as Exhibit 99.1.



ITEM 9.01 Financial Statements and Exhibits.

  Exhibit 99.1 CPA(R):16 - Global Fundraising Update



                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


             CORPORATE PROPERTY ASSOCIATES 16 - GLOBAL INCORPORATED



Date:  November 17, 2006                By: /s/ Mark J. DeCesaris
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                                            Mark J. DeCesaris, Managing Director
                                            and Acting Chief Financial Officer